                                                                      Exhibit 25
================================================================================

                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)

                         L-3 COMMUNICATIONS CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3937436
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              AMI INSTRUMENTS, INC.
               (Exact name of obligor as specified in its charter)

Oklahoma                                                     73-1122637
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                   APCOM, INC.
               (Exact name of obligor as specified in its charter)

Maryland                                                     52-1291447
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              BROADCAST SPORTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-1977327
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          CELERITY SYSTEMS INCORPORATED
               (Exact name of obligor as specified in its charter)

California                                                   77-0365380
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                EER SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Virginia                                                     54-1349668
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              ELETRODYNAMICS, INC.
               (Exact name of obligor as specified in its charter)

Arizona                                                      36-3140903
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

              GOODRICH AEROSPACE COMPONENT OVERHAUL & REPAIR, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     31-1174777
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         GOODRICH AVIONICS SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     38-1865601
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          GOODRICH FLIGHTSYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Ohio                                                         31-1287286
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                 HENSCHEL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2554418
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



                    HYGIENETICS ENVIRONMENTAL SERVICES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3992505
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       INTERSTATE ELECTRONICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   95-1912832
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          KDI PRECISION PRODUCTS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     31-0740721
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS AIS GP CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-4137187
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    L-3 COMMUNICATIONS ANALYTICS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   54-1035921
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     L-3 COMMUNICATIONS ATLANTIC SCIENCE AND
                             TECHNOLOGY CORPORATION
               (Exact name of obligor as specified in its charter)

New Jersey                                                   22-2547554
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS AYDIN CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-1686808
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                         L-3 COMMUNICATIONS ESSCO, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-2281486
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     13-3992952
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       L-3 COMMUNICATIONS IMC CORPORATION
               (Exact name of obligor as specified in its charter)

Connecticut                                                  06-1284773
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   L-3 COMMUNICATIONS INTEGRATED SYSTEMS L.P.
               (Exact name of obligor as specified in its charter)

Delaware                                                     03-0391841
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       L-3 COMMUNICATIONS INVESTMENTS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0260723
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                          SYSTEMS CORPORATION DELAWARE
               (Exact name of obligor as specified in its charter)

Delaware                                                     04-3054475
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                    L-3 COMMUNICATIONS SECURITY AND DETECTION
                         SYSTEMS CORPORATION CALIFORNIA
               (Exact name of obligor as specified in its charter)

California                                                   95-2214952
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2869511
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                 L-3 COMMUNICATIONS STORM CONTROL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

California                                                   77-0268547
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       L-3 COMMUNICATIONS TMA CORPORATION
               (Exact name of obligor as specified in its charter)

Virginia                                                     54-1221290
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     L-3 COMMUNICATIONS WESTWOOD CORPORATION
               (Exact name of obligor as specified in its charter)

Nevada                                                       87-0430944
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                          MCTI ACQUISITION CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                     13-4109777
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


               MICRODYNE COMMUNICATIONS TECHNOLOGIES INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                     59-3500774
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              MICRODYNE CORPORATION
               (Exact name of obligor as specified in its charter)

Maryland                                                     52-0856493
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                       MICRODYNE OUTSOURCING INCORPORATED
               (Exact name of obligor as specified in its charter)

Maryland                                                     33-0797639
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                   MPRI, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     54-1439937
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                  PAC ORD, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2523436
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               POWER PARAGON, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     33-0638510
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                              SHIP ANALYTICS, INC.
               (Exact name of obligor as specified in its charter)

Connecticut                                                  06-0966471
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                       SHIP ANALYTICS INTERNATIONAL, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     06-1336772
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



                            SHIP ANALYTICS USA, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     06-1364417
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       SOUTHERN CALIFORNIA MICROWAVE, INC.
               (Exact name of obligor as specified in its charter)

California                                                   13-0478540
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          SPD ELECTRICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2457758
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               SPD HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2977238
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              SPD SWITCHGEAR, INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     23-2510039
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                              SYCOLEMAN CORPORATION
               (Exact name of obligor as specified in its charter)

Florida                                                      59-2039476
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                TELOS CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   95-2596107
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          TROLL TECHNOLOGY CORPORATION
               (Exact name of obligor as specified in its charter)

California                                                   95-4552257
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)



                               WESCAM AIR OPS INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     52-230442
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                               WESCAM AIR OPS LLC
               (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                               WESCAM INCORPORATED
               (Exact name of obligor as specified in its charter)

Florida                                                      59-3316817
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                                   WESCAM LLC
               (Exact name of obligor as specified in its charter)

Delaware                                                     91-2077866
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                               WESCAM SONOMA INC.
               (Exact name of obligor as specified in its charter)

California                                                   95-2942016
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)


                            WESCAM HOLDINGS (US) INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                     51-0376332
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)






                                WOLF COACH, INC.
               (Exact name of obligor as specified in its charter)

Massachusetts                                                04-2482502
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

600 Third Avenue
New York, New York                                           10016
(Address of principal executive offices)                     (Zip code)


                                  -------------

               6-1/8% Series B Senior Subordinated Notes due 2013
                       (Title of the indenture securities)

================================================================================

1.       GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE
         TRUSTEE:

         (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                Name                                        Address
--------------------------------------------------------------------------------
Superintendent of Banks of the State of     2 Rector Street, New York,
New York                                    N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                            N.Y.  10045

Federal Deposit Insurance Corporation       Washington, D.C.  20429

New York Clearing House Association         New York, New York   10005

         (B)      WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.       AFFILIATIONS WITH OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.

16.      LIST OF EXHIBITS.

         EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

         1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

         4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

         7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                                               SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 6th day of June, 2003.


                                               THE BANK OF NEW YORK



                                               By: /s/  ROBERT MASSIMILLO
                                                   ----------------------------
                                                   Name:  ROBERT MASSIMILLO
                                                   Title: VICE PRESIDENT

                                                                       Exhibit 7
--------------------------------------------------------------------------------

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                            Dollar Amounts
ASSETS                                                        In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..         $4,389,492
   Interest-bearing balances...........................          3,288,212
Securities:
   Held-to-maturity securities.........................            654,763
   Available-for-sale securities.......................         17,626,360
Federal funds sold in domestic offices.................          1,759,600
Securities purchased under agreements to
   resell..............................................            911,600
Loans and lease financing receivables:
   Loans and leases held for sale......................            724,074
   Loans and leases, net of unearned
     income...............32,368,718
   LESS: Allowance for loan and
     lease losses............826,505
   Loans and leases, net of unearned
     income and allowance....................31,542,213
Trading Assets.........................................          7,527,662
Premises and fixed assets (including capitalized
   leases).............................................            825,706
Other real estate owned................................                164
Investments in unconsolidated subsidiaries and
   associated companies................................            260,940
Customers' liability to this bank on acceptances
   outstanding.........................................            225,935
Intangible assets......................................
   Goodwill............................................          2,027,675
   Other intangible assets.............................             75,330
Other assets...........................................          4,843,295
                                                              ------------
Total assets...........................................        $76,683,021
                                                              ============
LIABILITIES
Deposits:
   In domestic offices.................................        $33,212,852
   Noninterest-bearing.......................12,997,086
   Interest-bearing..........................20,215,766
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................         24,210,507
   Noninterest-bearing..........................595,520
   Interest-bearing..........................23,614,987
Federal funds purchased in domestic
  offices..............................................            375,322
Securities sold under agreements to repurchase.........            246,755
Trading liabilities....................................          2,335,466
Other borrowed money:
   (includes mortgage indebtedness and obligations
   under capitalized leases).......                                959,997
Bank's liability on acceptances executed and
   outstanding.........................................            227,253
Subordinated notes and debentures......................          2,090,000
Other liabilities......................................          5,716,796
                                                              ------------

Total liabilities......................................        $69,374,948
                                                              ============
Minority interest in consolidated
   subsidiaries........................................            540,772

EQUITY CAPITAL
Perpetual preferred stock and related
   surplus.............................................                  0
Common stock...........................................          1,135,284
Surplus................................................          1,056,295
Retained earnings......................................          4,463,720
Accumulated other comprehensive income.................           (112,002)
Other equity capital components........................                  0
--------------------------------------------------------------------------
Total equity capital...................................          6,767,301
                                                              ------------
Total liabilities minority interest and equity capital.        $76,683,021
                                                              ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                  Thomas J. Mastro,
                              Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                       --
Thomas A. Renyi         |
Gerald L. Hassell       |                                         Directors
Alan R. Griffith        |
                       --

--------------------------------------------------------------------------------